Exhibit 99.1

Media Contact	Investor Contact
Audria Belton	Jennifer H. Demba, CFA
Media Relations	Investor Relations
media@synovus.com	investorrelations@synovus.com

Synovus announces earnings for first quarter 2025
Diluted earnings per share of $1.30 versus $0.78 in 1Q24
Adjusted diluted earnings per share of $1.30 versus $0.79 in 1Q24

COLUMBUS, Ga., April 16, 2025 - Synovus Financial Corp. (NYSE: SNV) today reported financial results for the quarter ended March 31, 2025.

"In the first quarter, we delivered 67% year-over-year earnings per share growth, fueled by net interest margin expansion, a lower provision for credit losses and excellent expense management. We also continued to build momentum, as funded loan production was at the highest level since the fourth quarter of 2022, and our credit losses declined to the lowest level in more than three years. As the quarter progressed, borrowers and investors grew more cautious amid concerns surrounding the sustainability of consumer spending and potential impacts from higher tariffs and federal government layoffs. While the economic outlook and interest rate environment remains uncertain, we’re confident in our trajectory and the strength and resilience of our balance sheet and business model, as evidenced by our updated guidance for the year," said Synovus Chairman, CEO and President Kevin Blair.

First Quarter 2025 Highlights

•Net income available to common shareholders was $183.7 million, or $1.30 per diluted share, compared to $178.8 million or $1.25 in fourth quarter 2024 and $114.8 million or $0.78 in first quarter 2024.
•Adjusted net income available to common shareholders was $184.4 million, or $1.30 per diluted share, compared to $178.3 million or $1.25 in fourth quarter 2024 and $116.0 million or $0.79 in first quarter 2024.
•Pre-provision net revenue was $262.8 million, which fell 3% from fourth quarter 2024 but was up 22% from first quarter 2024. Adjusted pre-provision net revenue of $265.3 million declined 2% from fourth quarter 2024 and increased $47.5 million, or 22%, compared to first quarter 2024. Year-over-year growth was the result of a healthy increase in net interest income and a decline in non-interest expense.
•Net interest income was flat sequentially in the first quarter and increased $35.5 million, or 8%, compared to first quarter 2024. On a linked quarter basis, the net interest margin expanded 7 basis points to 3.35% as a result of effective deposit repricing, a lower cash position, hedge maturities and a stable Fed Funds environment, which more than offset a full quarter impact of the $500 million senior debt issuance in fourth quarter 2024.
•Period-end loans increased $39.7 million from fourth quarter 2024 as stronger loan production and core commercial lending growth was mostly offset by elevated loan payoffs and paydowns.
•Period-end core deposits (excluding brokered deposits) were $46.0 billion, a decline of $223.8 million sequentially. Seasonality in middle market deposits drove the majority of the decline. Average deposit costs declined 20 basis points sequentially to 2.26%.

•Non-interest revenue of $116.5 million declined $9.1 million sequentially and fell $2.4 million, or 2%, compared to first quarter 2024. Adjusted non-interest revenue of $117.3 million declined $7.3 million, or 6%, sequentially and increased $693 thousand, or 1%, compared to first quarter 2024. The sequential decline in adjusted non-interest revenue was largely from lower capital markets income and seasonally weaker commercial sponsorship fees. The year-over-year growth was primarily attributable to higher core banking fees and capital markets income.
•Non-interest expense and adjusted non-interest expense were $308.0 million and $307.9 million, respectively, both of which were relatively stable from the prior quarter. Non-interest expense declined 5% from first quarter 2024. Adjusted non-interest expense fell 3% year over year due to disciplined expense control and a $12.2 million decline in the FDIC special assessment. Excluding the FDIC special assessment, adjusted non-interest expense was flat year over year.
•Provision for credit losses of $10.9 million declined 67% sequentially and fell 80% compared to $54.0 million in first quarter 2024. The allowance for credit losses ratio (to loans) of 1.24% was down from 1.27% in the prior quarter, while our coverage of non-performing loans improved to 185% in first quarter 2025 from 174% in the prior quarter.
•The non-performing loan and asset ratios improved to 0.67% compared to 0.73% in fourth quarter 2024, while the net charge-off ratio for first quarter 2025 was 0.20%, down from 0.26% in the prior quarter. Total past due loans were 0.22% of total loans outstanding.
•The preliminary Common Equity Tier 1 ratio ended first quarter 2025 at 10.75% as core earnings accretion offset the impact of $120 million in common stock repurchases.

First Quarter Summary

	Reported			Adjusted
(dollars in thousands)	1Q25	4Q24	1Q24	1Q25	4Q24	1Q24
Net income available to common shareholders	$183,691	$178,848	$114,822	$184,380	$178,331	$115,973
Diluted earnings per share	1.30	1.25	0.78	1.30	1.25	0.79
Total revenue	570,850	580,580	537,734	573,243	581,054	536,745
Total loans	42,648,738	42,609,028	43,309,877	NA	NA	NA
Total deposits	50,843,061	51,095,359	50,580,242	NA	NA	NA
Return on avg assets(1)	1.32%	1.25%	0.85%	1.32%	1.25%	0.85%
Return on avg common equity(1)	15.48	14.75	10.17	15.54	14.71	10.27
Return on avg tangible common equity(1)	17.52	16.72	11.71	17.58	16.67	11.83
Net interest margin(2)	3.35	3.28	3.04	NA	NA	NA
Efficiency ratio-TE(2)(3)	53.81	53.15	59.87	53.26	52.69	58.88
NCO ratio-QTD	0.20	0.26	0.41	NA	NA	NA
NPA ratio	0.67	0.73	0.86	NA	NA	NA
Common Equity Tier 1 capital (CET1) ratio(4)	10.75	10.84	10.38	NA	NA	NA
(1) Annualized
(2) Taxable equivalent
(3) Adjusted tangible efficiency ratio
(4) Current period ratio preliminary
NA - not applicable

Balance Sheet

Loans*

(dollars in millions)	1Q25	4Q24	Linked Quarter Change	Linked Quarter % Change	1Q24	Year/Year Change	Year/Year % Change
Commercial & industrial	$22,313.3	$22,331.1	$(17.8)	—%	$22,731.3	$(418.0)	(2)%
Commercial real estate	12,071.6	12,014.6	56.9	—	12,194.0	(122.5)	(1)
Consumer	8,263.8	8,263.3	0.6	—	8,384.6	(120.7)	(1)
Total loans	$42,648.7	$42,609.0	$39.7	—%	$43,309.9	$(661.2)	(2)%

*Amounts may not total due to rounding

Deposits*

(dollars in millions)	1Q25	4Q24	Linked Quarter Change	Linked Quarter % Change	1Q24	Year/Year Change	Year/Year % Change
Non-interest-bearing DDA	$11,095.8	$10,974.6	$121.2	1%	$11,515.4	$(419.6)	(4)%
Interest-bearing DDA	7,272.0	7,199.7	72.4	1	6,478.8	793.2	12
Money market	11,424.7	11,407.4	17.2	—	10,712.7	711.9	7
Savings	1,000.4	971.1	29.3	3	1,045.1	(44.7)	(4)
Public funds	8,125.0	7,987.5	137.5	2	7,270.4	854.6	12
Time deposits	7,078.5	7,679.9	(601.4)	(8)	7,838.9	(760.4)	(10)
Brokered deposits	4,846.7	4,875.2	(28.5)	(1)	5,718.9	(872.2)	(15)
Total deposits	$50,843.1	$51,095.4	$(252.3)	—%	$50,580.2	$262.8	1%

*Amounts may not total due to rounding

Income Statement Summary**

(in thousands, except per share data)	1Q25	4Q24	Linked Quarter Change	Linked Quarter % Change	1Q24	Year/Year Change	Year/Year % Change
Net interest income	$454,384	$454,993	$(609)	—%	$418,846	$35,538	8%
Non-interest revenue	116,466	125,587	(9,121)	(7)	118,888	(2,422)	(2)
Non-interest expense	308,034	309,311	(1,277)	—	322,741	(14,707)	(5)
Provision for (reversal of) credit losses	10,921	32,867	(21,946)	(67)	53,980	(43,059)	(80)
Income before taxes	$251,895	$238,402	$13,493	6%	$161,013	$90,882	56%
Income tax expense (benefit)	57,023	49,025	7,998	16	36,943	20,080	54
Net income	194,872	189,377	5,495	3	124,070	70,802	57
Less: Net income (loss) attributable to noncontrolling interest	(142)	(1,049)	907	86	(437)	295	68
Net income attributable to Synovus Financial Corp.	195,014	190,426	4,588	2	124,507	70,507	57
Less: Preferred stock dividends	11,323	11,578	(255)	(2)	9,685	1,638	17
Net income available to common shareholders	$183,691	$178,848	$4,843	3%	$114,822	$68,869	60%
Weighted average common shares outstanding, diluted	141,775	142,694	(919)	(1)%	147,122	(5,347)	(4)%
Diluted earnings per share	$1.30	$1.25	$0.05	4	$0.78	$0.52	67
Adjusted diluted earnings per share	1.30	1.25	0.05	4	0.79	0.51	65
Effective tax rate	22.64%	20.56%			22.94%
**    Amounts may not total due to rounding
NM - not meaningful

First Quarter Earnings Conference Call
Synovus will host an earnings highlights conference call with an accompanying slide presentation at 8:30 a.m. ET on April 17, 2025. The earnings call can be accessed with the listen-only dial-in phone number: 833-470-1428 (code: 659807). Shareholders and other interested parties may also listen to this conference call via simultaneous internet broadcast. For a link to the webcast, go to investor.synovus.com/event. The replay will be archived for at least 12 months and will be available approximately one hour after the call.

Synovus Financial Corp. is a financial services company based in Columbus, Georgia, with approximately $60 billion in assets. Synovus provides commercial and consumer banking and a full suite of specialized products and services, including wealth services, treasury management, mortgage services, premium finance, asset-based lending, structured lending, capital markets and international banking. As of March 31, 2025, Synovus has 244 branches in Georgia, Alabama, Florida, South Carolina and Tennessee. Synovus is a Great Place to Work-Certified Company. Learn more about Synovus at synovus.com.

Forward-Looking Statements

This press release and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus’ use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’ future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, our expectations regarding our future operating and financial performance; expectations on our growth strategy, expense and revenue initiatives, capital management, balance sheet management, and future profitability; expectations on credit quality and performance; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this press release. Many of these factors are beyond Synovus’ ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus’ management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended Dec. 31, 2024, under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Synovus’ quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2025	2024				First Quarter

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	'25 vs '24
						% Change

Interest income	$766,765	799,130	810,507	801,242	782,710	(2)%
Interest expense	312,381	344,137	369,767	366,244	363,864	(14)

Net interest income	454,384	454,993	440,740	434,998	418,846	8
Provision for (reversal of) credit losses	10,921	32,867	23,434	26,404	53,980	(80)

Net interest income after provision for credit losses	443,463	422,126	417,306	408,594	364,866	22

Non-interest revenue:
Service charges on deposit accounts	23,114	23,244	23,683	22,907	21,813	6
Fiduciary and asset management fees	19,917	21,373	19,714	19,728	19,013	5
Card fees	21,227	19,577	18,439	19,418	19,486	9
Brokerage revenue	20,359	20,907	20,810	20,457	22,707	(10)
Mortgage banking income	3,338	2,665	4,033	3,944	3,418	(2)
Capital markets income	6,941	12,070	10,284	15,077	6,627	5
Income from bank-owned life insurance	8,084	10,543	8,442	8,097	7,347	10
Investment securities gains (losses), net	—	—	—	(256,660)	—	nm
Other non-interest revenue	13,486	15,208	18,575	18,181	18,477	(27)

Total non-interest revenue	116,466	125,587	123,980	(128,851)	118,888	(2)

Non-interest expense:
Salaries and other personnel expense	185,510	184,725	184,814	179,407	188,521	(2)
Net occupancy, equipment, and software expense	48,652	47,251	46,977	46,415	46,808	4
Third-party processing and other services	21,874	22,158	21,552	21,783	20,258	8
Professional fees	9,779	11,949	10,854	15,655	7,631	28
FDIC insurance and other regulatory fees	8,544	8,227	7,382	6,493	23,819	(64)
Restructuring charges (reversals)	(1,292)	37	1,219	(658)	1,524	nm
Other operating expenses	34,967	34,964	40,892	32,706	34,180	2

Total non-interest expense	308,034	309,311	313,690	301,801	322,741	(5)

Income (loss) before income taxes	251,895	238,402	227,596	(22,058)	161,013	56
Income tax expense (benefit)	57,023	49,025	46,912	(7,378)	36,943	54

Net income (loss)	194,872	189,377	180,684	(14,680)	124,070	57

Less: Net income (loss) attributable to noncontrolling interest	(142)	(1,049)	(871)	(652)	(437)	68

Net income (loss) attributable to Synovus Financial Corp.	195,014	190,426	181,555	(14,028)	124,507	57

Less: Preferred stock dividends	11,323	11,578	11,927	9,713	9,685	17

Net income (loss) available to common shareholders	$183,691	178,848	169,628	(23,741)	114,822	60%

Net income (loss) per common share, basic	$1.31	1.26	1.19	(0.16)	0.78	68%

Net income (loss) per common share, diluted	1.30	1.25	1.18	(0.16)	0.78	67

Cash dividends declared per common share	0.39	0.38	0.38	0.38	0.38	3

Return on average assets *	1.32%	1.25	1.21	(0.10)	0.85	47	bps
Return on average common equity *	15.48	14.75	14.38	(2.14)	10.17	nm

Weighted average common shares outstanding, basic	140,684	141,555	143,144	145,565	146,430	(4)%
Weighted average common shares outstanding, diluted	141,775	142,694	143,979	145,565	147,122	(4)

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

BALANCE SHEET DATA	March 31, 2025	December 31, 2024	March 31, 2024

(Unaudited)

(In thousands, except share data)

ASSETS
Interest-earning deposits with banks and other cash and cash equivalents	$2,675,110	$2,977,667	$2,379,778
Federal funds sold and securities purchased under resale agreements	31,123	16,320	43,722
Cash, cash equivalents, and restricted cash	2,706,233	2,993,987	2,423,500

Investment securities held to maturity	2,546,741	2,581,469	—
Investment securities available for sale	7,840,385	7,551,018	9,694,515
Loans held for sale (includes $34,859, $33,448 and $36,698 measured at fair value, respectively)	121,669	90,111	130,586

Loans, net of deferred fees and costs	42,648,738	42,609,028	43,309,877
Allowance for loan losses	(478,207)	(486,845)	(492,661)
Loans, net	42,170,531	42,122,183	42,817,216

Cash surrender value of bank-owned life insurance	1,148,075	1,139,988	1,119,379
Premises, equipment, and software, net	381,925	383,724	375,315
Goodwill	480,440	480,440	480,440
Other intangible assets, net	31,691	34,318	43,021
Other assets	2,911,431	2,856,406	2,751,148
Total assets	$60,339,121	$60,233,644	$59,835,120

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$11,543,123	$11,596,119	$12,042,353
Interest-bearing deposits	39,299,938	39,499,240	38,537,889

Total deposits	50,843,061	51,095,359	50,580,242

Federal funds purchased and securities sold under repurchase agreements	83,002	131,728	128,244
Other short-term borrowings	—	—	252,469
Long-term debt	2,096,918	1,733,109	2,031,735
Other liabilities	1,903,837	2,007,197	1,800,794
Total liabilities	54,926,818	54,967,393	54,793,484

Equity:
Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,142 shares; issued 172,659,603, 172,185,507 and 171,873,265 respectively; outstanding 139,214,132, 141,165,908 and 146,418,407 respectively	172,660	172,186	171,873
Additional paid-in capital	3,983,395	3,986,729	3,957,576
Treasury stock, at cost; 33,445,471, 31,019,599, and 25,454,858 shares, respectively	(1,337,676)	(1,216,827)	(974,499)
Accumulated other comprehensive income (loss), net	(826,718)	(970,765)	(1,248,194)
Retained earnings	2,861,945	2,736,089	2,574,017
Total Synovus Financial Corp. shareholders’ equity	5,390,751	5,244,557	5,017,918
Noncontrolling interest in subsidiary	21,552	21,694	23,718
Total equity	5,412,303	5,266,251	5,041,636
Total liabilities and equity	$60,339,121	$60,233,644	$59,835,120

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	First Quarter 2025			Fourth Quarter 2024			First Quarter 2024
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2)	$34,262,226	$543,485	6.43%	$34,278,042	$569,759	6.61%	$34,943,797	$583,459	6.72%
Consumer loans (1)	8,244,161	106,344	5.19	8,258,712	107,507	5.19	8,434,105	109,566	5.21
Less: Allowance for loan losses	(480,023)	—	—	(479,980)	—	—	(481,146)	—	—
Loans, net	42,026,364	649,829	6.26	42,056,774	677,266	6.41	42,896,756	693,025	6.49
Total investment securities(3)	10,759,512	93,352	3.47	10,623,943	91,038	3.43	11,148,242	71,906	2.58
Interest-earning deposits with other banks	2,054,292	22,172	4.32	2,437,414	28,726	4.61	1,182,412	15,907	5.33
Federal funds sold and securities purchased under resale agreements	20,162	131	2.60	21,177	210	3.88	35,678	266	2.95
Mortgage loans held for sale	24,267	373	6.15	30,483	520	6.83	29,773	495	6.65
Other loans held for sale	69,049	384	2.23	74,019	404	2.13	18,465	83	1.77
Other earning assets(4)	178,344	2,101	4.71	178,676	2,396	5.37	199,392	2,338	4.69
Total interest earning assets	55,131,990	768,342	5.65%	55,422,486	800,560	5.75%	55,510,718	784,020	5.68%
Cash and due from banks	499,201			512,178			532,624
Premises and equipment	384,258			382,784			370,376
Other real estate	261			386			61
Cash surrender value of bank-owned life insurance	1,142,943			1,135,952			1,114,703
Other assets(5)	2,717,893			2,720,830			1,493,749
Total assets	$59,876,546			$60,174,616			$59,022,231
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$11,613,495	62,811	2.19%	$11,298,352	67,470	2.38%	$10,590,340	65,415	2.48%
Money market accounts	13,900,933	92,897	2.71	13,768,434	101,063	2.92	12,826,385	103,129	3.23
Savings deposits	994,127	320	0.13	986,522	316	0.13	1,057,087	287	0.11
Time deposits	7,777,767	71,055	3.71	8,251,686	85,426	4.12	7,902,850	86,493	4.40
Brokered deposits	4,905,909	55,242	4.57	5,012,655	61,924	4.91	5,737,445	77,342	5.42
Federal funds purchased and securities sold under repurchase agreements	75,252	208	1.11	113,681	322	1.11	113,558	648	2.26
Other short-term borrowings	—	—	—	—	—	—	71,775	955	5.26
Long-term debt	1,773,203	29,848	6.74	1,613,246	27,616	6.84	1,764,740	29,595	6.69
Total interest-bearing liabilities	41,040,686	312,381	3.09%	41,044,576	344,137	3.34%	40,064,180	363,864	3.65%
Non-interest-bearing demand deposits	11,406,048			11,783,834			12,071,670
Other liabilities	2,058,727			1,963,298			1,782,659
Synovus Financial Corp. shareholders' equity	5,371,085			5,382,908			5,103,722
Total liabilities and equity	$59,876,546			$60,174,616			$59,022,231
Net interest income and net interest margin, taxable equivalent (6)		$455,961	3.35%		$456,423	3.28%		$420,156	3.04%
Less: taxable-equivalent adjustment		1,577			1,430			1,310
Net interest income		$454,384			$454,993			$418,846

(1)Average loans are shown net of unearned income. NPLs are included. Interest income includes fees as follows: First Quarter 2025 — $13.2 million, Fourth Quarter 2024 — $13.7 million, and First Quarter 2024 — $10.6 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes trading account assets and FHLB and Federal Reserve Bank Stock.
(5)Includes average net unrealized gains (losses) on investment securities available for sale of $(473.3) million, $(391.6) million, and $(1.36) billion for the First Quarter 2025, Fourth Quarter 2024, and First Quarter 2024, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income- TE by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	March 31, 2025	December 31, 2024	% Change	March 31, 2024	% Change
Commercial, Financial, and Agricultural	$14,611,712	$14,498,992	1%	$14,616,902	—%
Owner-Occupied	7,701,627	7,832,137	(2)	8,114,394	(5)
Total Commercial & Industrial	22,313,339	22,331,129	—	22,731,296	(2)
Multi-Family	4,182,886	4,185,545	—	4,199,435	—
Hotels	1,831,937	1,769,384	4	1,790,505	2
Office Buildings	1,724,113	1,743,329	(1)	1,852,208	(7)
Shopping Centers	1,268,683	1,273,439	—	1,302,754	(3)
Warehouses	848,530	846,025	—	871,662	(3)
Other Investment Property	1,409,752	1,363,482	3	1,294,317	9
Total Investment Properties	11,265,901	11,181,204	1	11,310,881	—
1-4 Family Construction	189,027	212,226	(11)	194,146	(3)
1-4 Family Investment Mortgage	324,411	333,692	(3)	385,992	(16)
Total 1-4 Family Properties	513,438	545,918	(6)	580,138	(11)
Commercial Development	68,227	55,467	23	66,000	3
Residential Development	75,240	77,581	(3)	72,024	4
Land Acquisition	148,752	154,449	(4)	164,976	(10)
Land and Development	292,219	287,497	2	303,000	(4)
Total Commercial Real Estate	12,071,558	12,014,619	—	12,194,019	(1)
Consumer Mortgages	5,269,505	5,288,776	—	5,384,602	(2)
Home Equity	1,839,185	1,831,287	—	1,804,348	2
Credit Cards	178,522	185,871	(4)	180,663	(1)
Other Consumer Loans	976,629	957,346	2	1,014,949	(4)
Total Consumer	8,263,841	8,263,280	—	8,384,562	(1)
Total	$42,648,738	$42,609,028	—%	$43,309,877	(2)%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	March 31, 2025	December 31, 2024	% Change	March 31, 2024	% Change
Commercial, Financial, and Agricultural	$125,570	$122,874	2%	$192,693	(35)%
Owner-Occupied	18,226	34,380	(47)	80,218	(77)
Total Commercial & Industrial	143,796	157,254	(9)	272,911	(47)
Multi-Family	112	112	—	2,077	(95)
Office Buildings	64,423	72,430	(11)	7,630	nm
Shopping Centers	511	515	(1)	547	(7)
Warehouses	145	153	(5)	188	(23)
Other Investment Property	885	820	8	1,784	(50)
Total Investment Properties	66,076	74,030	(11)	12,226	440
1-4 Family Construction	145	—	nm	—	nm
1-4 Family Investment Mortgage	2,432	2,385	2	2,300	6
Total 1-4 Family Properties	2,577	2,385	8	2,300	12
Commercial Development	48	—	nm	—	nm
Residential Development	—	—	nm	478	(100)
Land Acquisition	1,363	1,389	(2)	540	152
Land and Development	1,411	1,389	2	1,018	39
Total Commercial Real Estate	70,064	77,804	(10)	15,544	351
Consumer Mortgages	48,859	50,834	(4)	42,563	15
Home Equity	18,302	17,365	5	12,451	47
Other Consumer Loans	5,608	5,907	(5)	6,981	(20)
Total Consumer	72,769	74,106	(2)	61,995	17
Total	$286,629	$309,164	(7)%	$350,450	(18)%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2025	2024				First Quarter

	First	Fourth	Third	Second	First	'25 vs '24
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$286,629	309,164	312,964	256,106	350,450	(18)%
Other Real Estate and Other Assets	563	385	386	823	21,210	(97)

Non-performing Assets (NPAs)	287,192	309,549	313,350	256,929	371,660	(23)

Allowance for Loan Losses (ALL)	478,207	486,845	484,985	485,101	492,661	(3)
Reserve for Unfunded Commitments	50,655	52,462	49,556	53,058	53,579	(5)

Allowance for Credit Losses (ACL)	528,862	539,307	534,541	538,159	546,240	(3)

Net Charge-Offs - Quarter	21,366	28,101	27,052	34,485	44,356
Net Charge-Offs - YTD	21,366	133,994	105,893	78,841	44,356
Net Charge-Offs / Average Loans - Quarter (1)	0.20%	0.26	0.25	0.32	0.41
Net Charge-Offs / Average Loans - YTD (1)	0.20	0.31	0.33	0.36	0.41
NPLs / Loans	0.67	0.73	0.73	0.59	0.81
NPAs / Loans, ORE and specific other assets	0.67	0.73	0.73	0.60	0.86
ACL/Loans	1.24	1.27	1.24	1.25	1.26
ALL/Loans	1.12	1.14	1.12	1.13	1.14

ACL/NPLs	184.51	174.44	170.80	210.13	155.87
ALL/NPLs	166.84	157.47	154.96	189.41	140.58

Past Due Loans over 90 days and Still Accruing	$40,886	48,592	4,359	4,460	3,748	nm
As a Percentage of Loans Outstanding	0.10%	0.11	0.01	0.01	0.01

Total Past Due Loans and Still Accruing	$93,493	108,878	97,229	129,759	54,814	71
As a Percentage of Loans Outstanding	0.22%	0.26	0.23	0.30	0.13

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	March 31, 2025	December 31, 2024	March 31, 2024

Common Equity Tier 1 Capital Ratio	10.75%	10.84	10.38
Tier 1 Capital Ratio	11.87	11.96	11.45
Total Risk-Based Capital Ratio	13.65	13.81	13.24 (2)
Tier 1 Leverage Ratio	9.56	9.55	9.62
Total Synovus Financial Corp. shareholders' equity as a Percentage of Total Assets	8.93	8.71	8.39
Tangible Common Equity Ratio (3)	7.26	7.02	6.67
Book Value Per Common Share (4)	$34.86	33.35	30.60
Tangible Book Value Per Common Share (5)	31.19	29.70	27.03

(1) Current quarter regulatory capital information is preliminary.
(2) As amended.
(3) See "Non-GAAP Financial Measures" for applicable reconciliation.
(4) Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders’ equity less Preferred Stock divided by total common shares outstanding.

(5) Tangible Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders’ equity less Preferred Stock and less the carrying value of goodwill and other intangible assets divided by total common shares outstanding.

Non-GAAP Financial Measures

The measures entitled adjusted non-interest revenue, non-interest expense; adjusted revenue taxable equivalent (TE); adjusted tangible efficiency ratio; adjusted pre-provision net revenue (PPNR); adjusted return on average assets; adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average common equity; return on average tangible common equity; adjusted return on average tangible common equity; and tangible common equity ratio are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The most comparable GAAP measures to these measures are total non-interest revenue; total non-interest expense; total revenue; efficiency ratio-TE; PPNR; return on average assets; net income available to common shareholders; diluted earnings per share; return on average common equity; and the ratio of total Synovus Financial Corp. shareholders' equity to total assets, respectively.

Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management and investors in evaluating Synovus’ operating results, financial strength, the performance of its business, and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted non-interest revenue and adjusted revenue (TE) are measures used by management to evaluate non-interest revenue and total revenue exclusive of net investment securities gains (losses), fair value adjustments on non-qualified deferred compensation and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted net income available to common shareholders, adjusted diluted earnings per share, adjusted return on average assets, and adjusted return on average common equity are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus’ performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted PPNR is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons. The tangible common equity ratio is used by stakeholders to assess our capital position. The computations of these measures are set forth in the tables below.

Reconciliation of Non-GAAP Financial Measures

(dollars in thousands)	1Q25	4Q24	1Q24

Adjusted non-interest revenue
Total non-interest revenue	$116,466	$125,587	$118,888
Valuation adjustment on GLOBALT earnout	—	(719)	—
Fair value adjustment on non-qualified deferred compensation	816	(237)	(2,299)
Adjusted non-interest revenue	$117,282	$124,631	$116,589

Adjusted non-interest expense
Total non-interest expense	$308,034	$309,311	$322,741
Restructuring (charges) reversals	1,292	(37)	(1,524)
Valuation adjustment to Visa derivative	(2,200)	—	—
Fair value adjustment on non-qualified deferred compensation	816	(237)	(2,299)
Adjusted non-interest expense	$307,942	$309,037	$318,918

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	1Q25	4Q24	1Q24
Adjusted revenue (TE) and tangible efficiency ratio
Adjusted non-interest expense	$307,942	$309,037	$318,918
Amortization of intangibles	(2,627)	(2,888)	(2,907)
Adjusted tangible non-interest expense	$305,315	$306,149	$316,011

Net interest income	$454,384	$454,993	$418,846
Tax equivalent adjustment	1,577	1,430	1,310
Net interest income (TE)	455,961	456,423	420,156

Net interest income	$454,384	$454,993	$418,846
Total non-interest revenue	116,466	125,587	118,888
Total revenue	$570,850	$580,580	$537,734
Tax equivalent adjustment	1,577	1,430	1,310
Total TE revenue	572,427	582,010	539,044
Valuation adjustment on GLOBALT earnout	—	(719)	—
Fair value adjustment on non-qualified deferred compensation	816	(237)	(2,299)
Adjusted revenue (TE)	$573,243	$581,054	$536,745
Efficiency ratio-TE	53.81%	53.15%	59.87%
Adjusted tangible efficiency ratio	53.26	52.69	58.88

Adjusted pre-provision net revenue
Net interest income	$454,384	$454,993	$418,846
Total non-interest revenue	116,466	125,587	118,888
Total non-interest expense	(308,034)	(309,311)	(322,741)
Pre-provision net revenue (PPNR)	$262,816	$271,269	$214,993

Adjusted revenue (TE)	$573,243	$581,054	$536,745
Adjusted non-interest expense	(307,942)	(309,037)	(318,918)
Adjusted PPNR	$265,301	$272,017	$217,827

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	1Q25	4Q24	1Q24
Adjusted return on average assets (annualized)
Net income	$194,872	$189,377	$124,070
Valuation adjustment on GLOBALT earnout	—	(719)	—
Restructuring charges (reversals)	(1,292)	37	1,524
Valuation adjustment to Visa derivative	2,200	—	—
Tax effect of adjustments(1)	(219)	165	(373)
Adjusted net income	$195,561	$188,860	$125,221
Net income annualized	$790,314	$753,391	$499,007
Adjusted net income annualized	$793,109	$751,334	$503,636
Total average assets	$59,876,546	$60,174,616	$59,022,231
Return on average assets (annualized)	1.32%	1.25%	0.85%
Adjusted return on average assets (annualized)	1.32	1.25	0.85

Adjusted net income available to common shareholders and adjusted diluted earnings per share
Net income available to common shareholders	$183,691	$178,848	$114,822
Valuation adjustment on GLOBALT earnout	—	(719)	—
Restructuring charges (reversals)	(1,292)	37	1,524
Valuation adjustment to Visa derivative	2,200	—	—
Tax effect of adjustments(1)	(219)	165	(373)
Adjusted net income available to common shareholders	$184,380	$178,331	$115,973
Weighted average common shares outstanding, diluted	141,775	142,694	147,122
Diluted earnings per share	$1.30	$1.25	$0.78
Adjusted diluted earnings per share	1.30	1.25	0.79
(1) An assumed marginal tax rate of 24.2% for 1Q25 and 4Q24 and 24.5% for 1Q24 was applied.

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	1Q25	4Q24	1Q24
Adjusted return on average common equity, return on average tangible common equity, and adjusted return on average tangible common equity (annualized)
Net income available to common shareholders	$183,691	$178,848	$114,822
Valuation adjustment on GLOBALT earnout	—	(719)	—
Restructuring charges (reversals)	(1,292)	37	1,524
Valuation adjustment to Visa derivative	2,200	—	—
Tax effect of adjustments(1)	(219)	165	(373)
Adjusted net income available to common shareholders	$184,380	$178,331	$115,973

Adjusted net income available to common shareholders annualized	$747,763	$709,447	$466,441
Amortization of intangibles, tax effected, annualized	8,082	8,715	8,831
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$755,845	$718,162	$475,272

Net income available to common shareholders annualized	$744,969	$711,504	$461,812
Amortization of intangibles, tax effected, annualized	8,082	8,715	8,831
Net income available to common shareholders excluding amortization of intangibles annualized	$753,051	$720,219	$470,643

Total average Synovus Financial Corp. shareholders' equity less preferred stock	$4,812,279	$4,824,003	$4,542,616
Average goodwill	(480,440)	(480,440)	(480,440)
Average other intangible assets, net	(32,966)	(35,869)	(44,497)
Total average Synovus Financial Corp. tangible shareholders' equity less preferred stock	$4,298,873	$4,307,694	$4,017,679
Return on average common equity (annualized)	15.48%	14.75%	10.17%
Adjusted return on average common equity (annualized)	15.54	14.71	10.27
Return on average tangible common equity (annualized)	17.52	16.72	11.71
Adjusted return on average tangible common equity (annualized)	17.58	16.67	11.83
(1) An assumed marginal tax rate of 24.2% for 1Q25 and 4Q24 and 24.5% for 1Q24 was applied.

(dollars in thousands)	March 31, 2025	December 31, 2024	March 31, 2024

Tangible common equity ratio
Total assets	$60,339,121	$60,233,644	$59,835,120
Goodwill	(480,440)	(480,440)	(480,440)
Other intangible assets, net	(31,691)	(34,318)	(43,021)
Tangible assets	$59,826,990	$59,718,886	$59,311,659

Total Synovus Financial Corp. shareholders’ equity	$5,390,751	$5,244,557	$5,017,918
Goodwill	(480,440)	(480,440)	(480,440)
Other intangible assets, net	(31,691)	(34,318)	(43,021)
Preferred Stock, no par value	(537,145)	(537,145)	(537,145)
Tangible common equity	$4,341,475	$4,192,654	$3,957,312
Total Synovus Financial Corp. shareholders’ equity to total assets ratio	8.93%	8.71%	8.39%
Tangible common equity ratio	7.26	7.02	6.67

Amounts may not total due to rounding